UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 14, 2009

TechniScan, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-143236	27-1093363
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3216 South Highland Drive, Suite 200, Salt Lake City, Utah		84106
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(801) 521-0444

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 14, 2009, TechniScan increased the size of its board of directors from five to six members, in accordance with its bylaws, and elected Joseph W. Pepper, Ph.D., age 63, to fill the newly created vacancy, effective immediately. Dr. Pepper was also named to the board's audit committee.

Since 2007 Dr. Pepper has served as a consultant to medical device start-ups. From 2003 until 2007 Dr. Pepper served as CEO of U-Systems, Inc., a privately backed start-up that developed automated ultrasound for the early detection of breast cancer in women with dense breast tissue. Dr. Pepper served as CEO for OEC Medical Systems, a NYSE-traded, mobile fluoroscopic imaging equipment manufacturer and seller, from 1997 until the sale of the company to GE Healthcare in 1999. Prior to joining OEC, Dr. Pepper spent 15 years with The BOC Group, Plc., where he served as president of Ohmeda Medical Devices, the healthcare subsidiary of BOC responsible for international selling and distribution of medical devices and as president of Ohmeda Medical Equipment, which was responsible for Ohmeda's monitoring and anesthesia equipment business. Dr. Pepper has a BS/MS in Engineering Science from Florida State University, a PhD in Mechanical Engineering from Stanford University and an MBA from The Harvard Business School.

Dr. Pepper does not have any family relationships with any of TechniScan's directors or executive offivers and is not a party to any transactions listed in Item 404(a) of Regulation S-K. A copy of the press release announcing the appointment of Dr. Pepper to the board of directors is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1 Press release dated December 16, 2009, announcing election of Joseph W. Pepper, Ph.D. to TechniScan's board of directors effective December 14, 2009.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TechniScan, Inc.

December 16, 2009	By:	Steven K. Passey

Name: Steven K. Passey
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated December 16, 2009, announcing election of Joseph W. Pepper, Ph.D. to TechniScan's board of directors effective December 14, 2009.